EXHIBIT 24
             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.


                      /s/  Richard A.Abdoo
                      -------------------------------
                      Richard A. Abdoo

             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                          /s/  Richard A. Abdoo
                          ----------------------------
                          Richard A. Abdoo


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                           /s/  Oscar C. Boldt
                           --------------------------
                           Oscar C. Boldt


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                          /s/  Oscar C. Boldt
                          ----------------------------
                          Oscar C. Boldt


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                            /s/  J.P. Bolduc
                            -----------------------
                            J.P. Bolduc


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                            /s/  J.P. Bolduc
                            --------------------
                            J.P. Bolduc


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                         /s/  Wendell F. Bueche
                         -------------------------
                         Wendell F. Bueche


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                       /s/  Wendell F. Bueche
                       ------------------------
                       Wendell F. Bueche


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 12th day of February, 1998.



                           /s/  Jon F. Chait
                           ---------------------
                           Jon F. Chait


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 12th day of February, 1998.



                           /s/  Jon F. Chait
                           -----------------------
                           Jon F. Chait


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 28th day of October, 1997.



                         /s/  Jon F. Chait
                         ---------------------------
                         Jon F. Chait


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                         /s/  Glenn A. Francke
                         ---------------------------
                         Glenn A. Francke


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                        /s/  Glenn A. Francke
                        ---------------------------
                        Glenn A. Francke


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th of February, 1998.



                       /s/  G.H. Gunnlaugsson
                       ----------------------------
                       G.H. Gunnlaugsson


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                      /s/  G.H. Gunnlaugsson
                      --------------------------
                      G.H. Gunnlaugsson


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                        /s/  Burleigh E. Jacobs
                        ----------------------------
                        Burleigh E. Jacobs


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                        /s/  Burleigh E. Jacobs
                        -----------------------------
                        Burleigh E. Jacobs


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                             /s/  Jack F. Kellner
                             --------------------------
                             Jack F. Kellner


             DIRECTOR'S POWER OF ATTORNEY
    (Form S-8 for the Advantage Bancorp, Inc. Option
                        Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                          /s/  Jack F. Kellner
                          -------------------------
                          Jack F. Kellner


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of February, 1998.



                         /s/  James F. Kress
                         -------------------------
                         James F. Kress


             DIRECTOR'S POWER OF ATTORNEY
    (Form S-8 for the Advantage Bancorp, Inc. Option
                        Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 24th day of October, 1997.



                      /s/  James F. Kress
                      ----------------------
                      James F. Kress


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 27th day of February, 1998.



                        /s/  Edward L. Meyer, Jr.
                        -----------------------------
                        Edward L. Meyer, Jr.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 12th day of February, 1998.



                       /s/  Edward L. Meyer, Jr.
                       -----------------------------
                       Edward L. Meyer, Jr.


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                      /s/  Edward L. Meyer, Jr.
                      ---------------------------
                      Edward L. Meyer, Jr.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                       /s/  Don R. O'Hare
                       -------------------------
                       Don R. O'Hare


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                          /s/  Don R. O'Hare
                          -----------------------
                          Don R. O'Hare


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                          /s/  Peter M. Platten, III
                          ----------------------------
                          Peter M. Platten, III


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                         /s/  Peter M. Platten, III
                         ----------------------------
                         Peter M. Platten, III


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of February, 1998.



                        /s/  J.A. Puelicher
                        --------------------------
                        J.A. Puelicher


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 12th day of February, 1998.



                          /s/  J.A. Puelicher
                          --------------------------
                          J.A. Puelicher


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                      /s/  J.A. Puelicher
                      ------------------------
                      J.A. Puelicher


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                        /s/  Stuart W. Tisdale
                        --------------------------
                        Stuart W. Tisdale


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                       /s/  Stuart W. Tisdale
                       ---------------------------
                       Stuart W. Tisdale


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                            /s/  J.B. Wigdale
                            ----------------------
                            J.B. Wigdale


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                            /s/  J.B. Wigdale
                            -------------------------
                            J.B. Wigdale


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 12th day of February, 1998.



                          /s/  James O. Wright
                          --------------------------
                          James O. Wright


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                       /s/  James O. Wright
                       -----------------------
                       James O. Wright


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Marshall &
 Ilsley Corporation 1994 Long-Term Incentive Plan for
                      Executives)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Marshall & Ilsley
Corporation 1994 Long-Term Incentive Plan for
Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 19th day of February, 1998.



                      /s/  Gus A. Zuehlke
                      ----------------------
                      Gus A. Zuehlke


             DIRECTOR'S POWER OF ATTORNEY
   (Form S-8 for the Amended and Restated Directors
              Deferred Compensation Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Amended and Restated Directors Deferred
Compensation Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of February, 1998.



                        /s/  Gus A. Zuehlke
                        -----------------------
                        Gus A. Zuehlke


             DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the Advantage Bancorp, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8 relating to the Advantage Bancorp, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 16th day of October, 1997.



                     /s/  Gus A. Zuehlke
                     -----------------------
                     Gus A. Zuehlke